Commission File No. 002-85378

Commission File No. 811-03462

MEEDER FUNDS TRUST

INSTITUTIONAL PRIME MONEY MARKET FUND

(the “Fund”)

Supplement dated December 13, 2023 to the Prospectus and

Statement of Additional Information (“SAI”) of the Fund dated April 28, 2023

A special meeting of shareholders of the Fund was held on December 7, 2023, during which shareholders of the Fund approved changes to the Fund’s fundamental investment policy regarding investment concentration effective December 8, 2023.

Accordingly, the following is added under the heading PRINCIPAL INVESTMENT STRATEGIES on page 55 of the Prospectus and under the sub-heading Institutional Prime Money Market Fund on page 61 of the Prospectus:

The Fund will, under normal circumstances, invest more than 25% of the value of its total assets in instruments issued by companies in the financial services group of industries. The Fund, may, however, invest less than 25% of the value of its total assets in this group of industries for temporary defensive purposes.

The following risk disclosure is added under the heading PRINCIPAL RISKS on page 56 of the Prospectus and under the heading INVESTMENT RISKS” on page 64 of the Prospectus.

Concentration Risk. The Institutional Prime Money Market Fund will, under normal circumstances, invest a significant portion of its assets in securities issued by companies in the financial services industry. The Institutional Prime Money Market Fund will be more susceptible to developments that affect those industries, including interest rate risk, credit risk and risk associated with regulatory changes in the financial services industry.

The following row is added to the risk table beginning on page 63 of the Prospectus, after “COMMON STOCK RISK:”

	Conservative Allocation	Dynamic Allocation	Quantex	Tactical Income	Institutional Prime
CONCENTRATION RISK					X

Item (1) under the sub-heading “Institutional Prime Money Market Fund, Tactical Income Fund, Balanced Fund, Muirfield Fund, Spectrum Fund, Dynamic Allocation Fund, Global Allocation Fund under the heading “FUNDAMENTAL INVESTMENT LIMITATIONS on page 32 of the SAI, is deleted in its entirety and replaced with the following:

(1)	Other than the Institutional Prime Money Market Fund, may not concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time. The Institutional Prime Money Market Fund will, under normal circumstances, invest more than 25% of the value of the total assets of the Fund in the financial services group of industries. The Fund, may, however, invest less than 25% of the value of the total assets of the Fund in this group of industries for temporary defensive purposes.

Please retain this supplement with your Prospectus and SAI

for future reference.

This Supplement, and the Prospectus, and SAI, each dated April 28, 2023, as supplemented, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-800-325-3539.

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